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                    VISIO CORPORATION DISTRIBUTION AGREEMENT

This Distribution Agreement ( "Agreement") is entered into as of September 25, 1996 by and between Visio Corporation, having its principal place of business at 520 Pike Street, Suite 1800, Seattle, Washington 98101-4001, USA, and its affiliates including but not limited to Visio International, Ltd. (collectively referred to as "Visio"), and ASCII Something Good Corporation, a corporation organized under the laws of Japan, having its principal place of business at 24-9 Kami-Oosaki 2 chome, Shinagawa-ku, Tokyo, Japan and its affiliates ("Distributor").

        Visio is engaged in the design, manufacture, distribution, sale and licensing of the Products and has the right to appoint distributors thereof, and Distributor desires to act as a distributor appointed by Visio in the Territory. In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

1. DEFINITIONS

        For the purpose of this Agreement, the following terms shall have the following meanings:

        (a) "ASCII Add-ons" shall include, but not be limited to, shapes, program behavior of shapes, graphic styles, and any component software (i) that interfaces with the Product and graphic styles that are developed and owned by Distributor and (ii) that are distributed as a stand-alone product.

        (b) "Customers" shall mean end users, resellers, and sub-distributors of the Products and the Visio Add-ons in the Territory.

        (c) "Price Schedule" shall mean the schedule set forth in Exhibit A attached hereto and incorporated herein, as modified, enhanced and updated from time to time by written mutual consent of the parties.

        (d) "Product(s)" shall mean: (i) those software products developed by or for Visio for distribution in the Territory and described in Exhibit B attached hereto and incorporated herein, and such additional products as the parties may agree in writing from time to time to add to Exhibit B; (ii) shapes, program behavior of shapes, graphic styles, and any component software that interfaces with the Product and graphic styles that are included as part of the Product; (iii) end user documentation and other instructional materials regarding use of any of the foregoing products; (iv) marketing materials, including but not limited to boxes for the Products and advertising materials; and (v) training, consulting, and software support services for any of the foregoing products.

        (e) "Sell-Through" shall mean the total number of Units of the Product sold by Distributor to resellers or end users of the Product and sold by sub-distributors of the Product to resellers or end users of the Product, net of all returns of the Product.

        (f) "Software License Agreement" shall mean the end user license agreement included in the packaging of the Product by Visio.


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        (g)     "Third Party Add-ons" shall include, but not be limited to, shapes, program behavior of shapes, graphic styles, and any component software that interfaces with the Product(s) owned by third parties.

        (h)     "Territory" shall mean Japan.

        (i) "Trademark(s)" shall mean any trademarks owned or licensed by Visio.

        (j) "Value Added Functions" shall mean the marketing, sales, customer services and technical support functions for the Products and Customers in the Territory.

        (k) "Visio Add-ons" shall include, but not be limited to, shapes, program behavior of shapes, graphic styles, and any component software (i) that interfaces with the Product(s) that are developed by or on behalf of Visio or that are acquired from third parties by or on behalf of Visio and (ii) that Visio, in its sole discretion, may include as part of the Product or may distribute as a stand-alone product.

2. APPOINTMENT

        (a) Visio hereby appoints Distributor as an exclusive distributor, excluding direct sales or licensing by Visio, to acquire, market, distribute and sell the Products and Visio Add-ons in the Territory until March 31, 1997, and thereafter as a nonexclusive distributor to acquire, market, distribute and sell the Products and Visio Add-ons in the Territory, except as set forth in Section 2(e) herein. Distributor shall purchase the Products and Visio Add-ons for distribution in the Territory only from Visio. Visio and Distributor acknowledge that Distributor may acquire, market, distribute and sell Third Party Add-ons. Visio and Distributor agree that Distributor may market, distribute and sell ASCII Add-ons; provided, however, that Distributor may not market, distribute and sell any ASCII Add-ons and Third Party Add-ons to Customers without Visio's prior written consent. Visio will not unreasonably withhold its consent and will respond within twenty (20) days of Distributor's request. Both parties agree that the list of the end users of the Products and Visio Add-ons are owned solely by Visio.

        (b) Distributor shall have the right (i) to use the Products and Visio Add-ons solely for demonstration, technical support or customer service purposes, and (ii) to distribute the Products and Visio Add-ons and their documentation to Customers on such terms as are set forth or referred to herein subject to the terms of the Software License Agreement.

        (c) Distributor acknowledges that Visio may discontinue production or marketing of any Product and Visio Add-ons covered by this Agreement upon providing Distributor with at least thirty (30) days advance written notice.

        (d) Distributor will continue to distribute directly to its sub-distributors in the Territory through March 31, 1997. Notwithstanding Section 2(a) herein,


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                on and after April 1, 1997, Visio may distribute the Products and Visio Add-ons to such distributors in the Territory as Visio deems appropriate, subject to payments to Distributor of sales commissions in accordance with Section 7(h) herein. Distributor agrees that, on and after April 1, 1997, it will facilitate Visio order processing and fulfillment based on mutually agreed-upon terms, and that Distributor will manage its inventory of Products to mutually agreed-upon minimum levels.

        (e) Visio hereby agrees that, notwithstanding Section 2(a) herein, on and after July1, 1997, Distributor will remain an exclusive distributor, excluding direct sales or licensing by Visio, in the Territory to acquire, market, distribute and sell, until December 31, 1997, (i) the license packs set forth on Exhibit B attached hereto and incorporated herein and (ii) volume licenses (defined as license sales greater than 100 units).

3. SUBDISTRIBUTORS AND OEM TRANSACTIONS

        (a) Distributor will continue to distribute the Products to [*]. Additionally, Distributor will begin distribution with [*] after a channel marketing plan provided by [*] has been expressly approved by Visio. Such sub-distributors shall continue to be bound by terms and conditions similar to the terms and conditions hereof, except those terms and conditions which require Distributor to provide customer service and technical support. Visio shall have no obligation to such sub-distributors except as expressly provided herein. Visio shall allow Distributor to appoint other sub-distributors in the Territory upon Visio's prior written approval. Visio will respond within twenty (20) days of Distributor's request. Visio's approval shall not be unreasonably withheld.

        (b) Visio and Distributor agree that Distributor may enter into agreements with original equipment manufacturers ("OEM's") as set forth herein, provided that Distributor shall make payments to Visio for each OEM transaction, as mutually agreed upon by Visio and Distributor. Distributor must obtain Visio's prior written approval before entering into any transaction with an OEM. Visio and Distributor agree that Visio shall manage the relationship with Microsoft Corporation and Distributor agrees not to participate in any interactions with Microsoft Corporation as they relate to Visio, until notified by Visio.

4. TRADEMARKS AND END USER LIST

        (a) Distributor may use during the term of this Agreement the Trademarks and any Product name and trade name of Visio, provided that Distributor (i) will use such marks and names only in the manner specified from time to time by Visio, and (ii) will submit all items (including existing and proposed sales and marketing materials) using such names and marks to Visio for its review and approval before the same is used or disseminated by Distributor. The appropriate trademark symbol shall be used whenever a Product name or other trade name or Trademark first is mentioned in any advertisement, brochure, or other material circulated


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                or displayed by Distributor. Distributor recognizes and
                acknowledges that the Trademarks and any Product name and trade name of Visio are the exclusive property of Visio and that Distributor is not entitled either by implication or otherwise to any right, title and interest in the Trademarks or trade names. In addition, Distributor acknowledges that the goodwill associated with all such names and marks belongs exclusively to Visio and that all use of such names and marks will inure to the benefit of Visio.

        (b) Distributor may not use the Trademarks in any manner associated with the ASCII Add-ons. The parties agree to negotiate in good faith in the event that Distributor desires to license the Trademarks.

        (c) Visio grants to Distributor a royalty-free, non-exclusive license until June 30, 1997 to use the list of the end users of the Products and Visio Add-ons provided that Distributor (i) will use said end user list for the sole purpose of marketing. distributing and selling the ASCII Add-ons and (ii) has received Visio's prior written approval to market, distribute and sell such ASCII Add-ons.

5. PRICES, TERMS OF SALE

        (a) Visio and Distributor agree that all versions of any Product will be manufactured in Ireland by Visio with Distributor's cooperation to ensure that Products meet Distributor's quality requirements and delivery schedules. Visio shall invoice Distributor in US Dollars each time Products are shipped. Prices shall be as set out in the Price Schedule. Distributor agrees to pay Visio on a Net 30 days basis from the date of invoice.

        (b) Prices shall be in accordance with Visio's Product prices as determined solely by Visio as set forth in the Price Schedule. All prices are quoted and all payments shall be made in United States Dollars.

        (c) All prices are C.I.F. port of destination Narita Airport which, for the avoidance of doubt, means that Visio will cover freight costs to Narita Airport. All prices are exclusive of applicable sales, use or value added taxes or other taxes, import or export fees, duties including import clearance charges or tariffs, and any other taxes, duties or fees of any kind which may be levied in connection with the transactions covered hereby. Such charges shall be paid by Distributor. Visio, however, shall be responsible for all taxes based upon its net income.

        (d) In the event that taxes are withheld by Distributor in connection with any payment hereunder to Visio, Distributor shall obtain the appropriate withholding certificates and promptly forward them to Visio so as to enable Visio to file the certificates with its U.S. income tax return and obtain a foreign tax credit. Distributor shall remain liable for such taxes until Distributor has provided Visio with documentation sufficient to enable Visio to obtain the U.S. tax credit. Distributor agrees to indemnify and hold Visio harmless from any encumbrance, fine,


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                penalty, or other expense which Visio may incur as a result of
                Distributor's failure to pay any taxes as required by this Agreement.

        (e) Visio may, in its sole discretion at any time, elect to provide any Value Added Functions with its own agents or employees.

        (f) In each of the three calendar quarters set forth on Exhibit C, Distributor will receive a marketing rebate (as a performance incentive) of [*] per unit of a Product sold if the Sell-Through of a Product listed on Exhibit C is equal to or greater than the number of units forecast for such Product on Exhibit C. For each of such calendar quarters, the aggregate marketing rebate shall not exceed [*] nor shall it be less than [*]. Distributor shall receive the marketing rebate as set forth in this Section 5(f) within thirty (30) days of the end of the respective calendar quarter. Notwithstanding the foregoing, if Distributor fails to achieve the obligations set forth on Exhibit E for any given calendar quarter, Distributor shall not be entitled to any marketing rebate for such calendar quarter.

        (g) In each of the three calendar quarters set forth on Exhibit C, Distributor will receive a sales rebate in addition to the marketing rebate set forth in Section 5(f) herein (as a performance incentive) of [*] per unit of a Product sold if the Sell-Through of a Product listed on Exhibit C is equal to or greater than the number of units forecast for such Product on Exhibit C. This sales rebate applies to each individual product listed. Distributor shall receive the sales rebate as set forth in this Section 5(g) within thirty (30) days of the end of the respective calendar quarter.


6. DISTRIBUTOR' S OBLIGATIONS

Distributor shall:

        (a) not distribute, without Visio prior written consent, any software product which competes directly or indirectly with any Product. The parties agree that software products of Distributor's print publishing division and that the products listed in Exhibit D, as may be modified from time to time in writing signed by both parties, are deemed to be non-competitive with the Products;

        (b) achieve the key performance measures set forth in this Agreement;

        (c) not make any changes nor additions to the Products without the prior written approval of Visio;

        (d) not copy, without Visio's prior written consent, any of the Products' software, manuals or documentation;


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        (e)     not reverse engineer, disassemble, decompile, modify, alter or change any part of a Product or its packaging;

        (f) inform Visio, on a timely basis, of any known business opportunities involving the Products which Distributor is unable to pursue;

        (g) market and distribute the Products only in the Territory and refrain from marketing or distributing the Products to any individual or entity whom Distributor has reason to believe may market or distribute the Products outside of the Territory. Distributor shall refer to Visio any inquiries or orders for the Products received from outside the Territory;

        (h) on a quarterly basis, with Visio representatives, review its progress in meeting the key performance measures as set forth in this Agreement;

        (i) upon Visio's request, assist Visio in preventing, investigating and prosecuting any unauthorized copying of the Products by individuals, corporations or other entities. Distributor agrees to promptly inform Visio of any unauthorized copying or copies which come to Distributor's attention;

        (j) provide Visio with monthly reports in the form requested by Visio for sales reports, including sales out by customer, report of inventory on hand, report of returns, report of backlogs, and cumulative list of registered users;

        (k) work towards maintaining a minimum of four (4) weeks inventory with Distributor and its sub-distributors in Japan, based on average weekly Sell-Through for the previous five weeks, subject to Section 2(d) herein;

        (l) submit to Visio a monthly 90-day rolling forecast of stock keeping units ("SKUs") of products which Visio will ship to Distributor on a monthly basis, based on a firm monthly purchase order;

        (m) provide Visio within two (2) business days from the end of each week with a weekly report, in the form requested by Visio, including but not limited to the following:

                (i) inventory held by Distributor and sub-distributors of the Product;

                (ii) inventory held by major retailers (such as Softmap and Loax). In the instance where this information is unavailable from major retailers, Distributor will provide best estimates;


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                (iii)   Sell-Through;

                (iv)    purchases of the Product by Distributor;

                (v) purchases of the Product by sub-distributors from Distributor; and

                (vi) purchases of the Product by resellers from sub-distributors;

        (n) provide Visio with monthly reports, in the form requested by Visio, to be delivered within five (5) business days from the end of each month as to royalties, customer service and technical support calls, marketing activities (such as advertising, channel marketing, product and price promotions), corporate account licensing activities and customer registrations. Distributor will provide best estimates of corporate account licensing activities where this information is unavailable from major retailers;

        (o) create, produce and employ advertisements in strict conformity with the key performance measures set for on Exhibit E attached hereto and incorporated herein. Distributor expressly acknowledges that failure to provide advertising in accordance with the media schedule set forth on Exhibit E constitutes a material breach of this Agreement;

        (p) conduct ongoing public relations activities related to Product announcements, Product reviews, corporate case studies and the like. Such activities specifically include interviews and Product demonstrations with computer and press journalists;

        (q) create and execute a mutually agreeable channel marketing plan each calendar quarter, which plan will include specific channel communication, promotions, training and merchandising activities which have been approved in advance by Visio;

        (r) organize and conduct the activities included on Exhibit F attached hereto and incorporated herein related to the launch of Visio Technical 4.1J in October 1996;

        (s) continue to provide ongoing marketing activities for volume licenses (defined as license sales greater than 100 units), including but not limited to devoting personnel to selling to medium- and large-sized organizations and seeding target accounts with Visio evaluation kits;


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        (t)     continue providing customer service and technical support as set forth on Exhibit G attached hereto and incorporated herein at least through June 30, 1997; and

        (u) on or before June 30, 1997, deliver to Visio (i) all artwork and other work created by Distributor for or on behalf of Visio,
                (ii) all details and information relating to Visio product customers, including but not limited to, for each customer, Visio Customer Database information, a complete history of technical support issues, a complete history of customer service issues, and product purchase and registration information and
                (iii) all other material owned by Visio.

7.   VISIO'S OBLIGATIONS

Visio shall:

        (a) provide Distributor with assistance (either by telephone, telex, e-mail, or facsimile machine) regarding the installation, use and maintenance of the Products;

        (b) use its best efforts to fill firm orders on the specified delivery dates;

        (c) assist Distributor in technical matters connected with or otherwise related to Distributor's functions and duties hereunder, and furnish Distributor with relevant information, as determined by Visio, for the promotion of the Product;

        (d) upon Distributor's request and at Distributor's sole expense, provide press kits, marketing literature, and such marketing support materials as are developed by Visio in the ordinary course of business that, in Visio's discretion, may be useful to Distributor in carrying out its obligations hereunder;

        (e) provide notice of upgrades and identified problems, and technical letters to Distributor;

        (f) upon Distributor's request and at Distributor's sole expense, provide training of the Products for Distributor's sales, marketing, technical support, customer service and engineering functions;

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        (h)     Visio shall pay to Distributor an amount equal to (i) [*] per unit for all units of Visio v.4.0J sold-through to distributors other than Distributor during the period from April 1, 1997 through June 30, 1997 (the "Period") and (ii) [*] per unit for all units of Visio Technical v.4.1J sold-through to distributors other than Distributor during the Period. Distributor shall receive the payment as set forth in this Section 7(h) by July 31, 1997.

8. ACCEPTANCE

Distributor shall examine all shipments of Products upon receipt to confirm that the shipment contains the proper Product quantities and that no damage has occurred during shipping. Distributor shall be deemed to have accepted a shipment of Products unless it provides Visio with written notice of rejection within seven (7) days after receipt of the shipment. Such notice shall specify in detail any claimed Product quantity deficiencies. All claims for goods damaged during shipment within Japan shall be made directly to Distributor's carrier.

9. PRODUCT ORDERS, ORDER CHANGES AND SHIPMENT SCHEDULES

If Distributor places an order for Products that is not in excess of the projections for Product orders as stated herein, Visio shall ship the Products in a prompt fashion. If Distributor's order is in excess of such projections, Distributor must place its orders at least thirty (30) days prior to the requested shipment date. Each order must include a written shipment schedule which shall be subject to Visio's approval. Visio will ship the Product for accepted orders to the address listed in the first paragraph of this Agreement, or to such other address specified by Distributor and approved in advance by Visio. Distributor shall place one main monthly order for all products in line with the forecast as per this Agreement and to support Sell-Through. Distributor shall also be entitled to make one further order in any given calendar month. Visio may at its sole discretion accept further orders from Distributor in the same calendar month.

10. RETURN OF MERCHANDISE

        (a) For Products manufactured pursuant to this Agreement, the parties will use best efforts to establish a mutually agreed upon verification and credit process for return of Products.

        (b) Subject to Section 10(c) herein, Distributor may only return Products to Visio as follows:

                (i)     if the Product has not be accepted pursuant to Section
                        8;

                (ii) if the Product is being returned pursuant to any end user warranty claim pursuant to Section 11; or

                (iii) Products as listed in Exhibit B, for which Product updates have been issued ("Obsolete Product") may be exchanged but only if:


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                        Distributor returns the Obsolete Products to Visio
                        within forty-five (45) days after notification from Visio of the discontinuance of a Product or the release of a Product update and such Obsolete Product is exchanged for new Products on an equivalent value basis. In returning Obsolete Product, Distributor shall return Product disks to Visio and destroy all Product documentation. However, if Visio authorizes Distributor not to return the Obsolete product, Distributor must destroy all copies of the Obsolete Product disks and all Obsolete Product documentation. Visio shall provide notice in writing of each Product update to Distributor at least ninety (90) days prior to the shipping date of that Product update.

        (c) Distributor shall pay all expenses, including without limitation, freight, duties and insurance for returned Products.

11.  WARRANTY

         (a)      Limited Warranty

         Visio warrants its Products to end users as set out in the written limited warranty document accompanying each Product. Visio will accept all Products returned by end users, for failure to meet the written limited warranty, which are processed by Distributor provided that: (I) written notice of the end user warranty claim is received by Visio from Distributor within thirty (30) days of Distributor's receipt of such claim from the Customer, (ii) after Visio's authorization, the non-conforming Products are returned by Distributor to Visio, freight charges prepaid, and (iii) after examination, Visio determines to its satisfaction that the Products are non-conforming. All replacement Products are delivered subject to the terms of the Visio limited product warranty. Distributor's sole remedy and Visio's sole obligation under this Section 11 shall be, at Visio's sole election, replacement of the returned Product or issuance of a credit by Visio for the original purchase price paid therefor by Distributor. THE FOREGOING LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR STATUTORY, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON VISIO'S PART.

         (b)      No Other Warranties

         Neither Distributor nor any of its employees, agents or sub-distributors shall have any right to make any other warranties or promises for the use of the Products which are not contained in the written warranty document accompanying the Product. Distributor may, however, make representations and give instructions for the use of the Product which are contained on the Product label or container, or end user documentation provided with the manual or Visio product literature denoted by Visio part number or authorized in writing by Visio.


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         (c)      No Warranties for Non-Visio Products

         Visio makes no warranties as to items distributed under a third party name, copyright, trademark, or trade name which may be included within the retail package. Visio makes no warranties as to items distributed by a third party of a Product sold hereunder. To the extent permitted by its contract with the supplier of such included item, Visio shall assign to Distributor any rights that Visio may have under such supplier's warranty.

12.  LIMITATION OF LIABILITY

         (a) IN NO EVENT SHALL VISIO BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION LOSS OF PROFITS, USE OF DATA OR OTHER COMMERCIAL LOSS WHETHER OR NOT VISIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION SHALL APPLY TO ANY CLAIM OR CAUSE OF ACTION WHETHER IN CONTRACT OR TORT (INCLUDING NEGLIGENCE), IN LAW OR EQUITY, STRICT PRODUCT LIABILITY OR OTHERWISE, OR UNDER ANY OTHER THEORY INCLUDING CLAIMS CONCERNING PATENT, COPYRIGHT OR OTHER PROPRIETARY RIGHTS INFRINGEMENT.

         (b) IN ANY EVENT, VISIO'S LIABILITY (I) UNDER ANY PROVISION OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, OR, (ii) FOR ANY DAMAGES CAUSED BY A PROGRAM OR DEFECT OR FAILURE IN ANY PRODUCT, OR (iii) ARISING FROM A COURT OF PROPER JURISDICTION HOLDING ANY OF THE ABOVE WARRANTIES OR DISCLAIMERS OF WARRANTIES INVALID, SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY DISTRIBUTOR TO VISIO PURSUANT TO THIS AGREEMENT. VISIO'S LIMITATION OF LIABILITY IS CUMULATIVE WITH ALL OF DISTRIBUTOR'S EXPENDITURES BEING AGGREGATED TO DETERMINE THE SATISFACTION OF THE LIMIT. DISTRIBUTOR RELEASES VISIO FROM ANY AND ALL OBLIGATION, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THE LIMITATION. THE PARTIES ACKNOWLEDGE THAT THE OTHER PARTS OF THIS AGREEMENT RELY UPON THE INCLUSION OF THIS SECTION. THIS SECTION SHALL SURVIVE ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT.


13.  CONFIDENTIALITY

Distributor agrees to retain in confidence and to require all of its employees, agents and subcontractors to retain in confidence all information identified by Visio as confidential and all information which by the nature of the circumstances surrounding its disclosure ought in good faith to be treated as proprietary and/or confidential. Visio hereby identifies its communications to Distributor regarding non-public information related to Microsoft Corporation as confidential. Distributor


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agrees it will make no use of confidential information and know-how except under the terms and during the existence of this Agreement. Distributor's obligation to maintain confidential information in confidence shall extend to the earlier of such time as the information is in the public domain through no fault of Distributor or ten (10) years following the termination or expiration of this Agreement. Distributor's confidentiality obligations set forth herein shall survive any termination or expiration of this Agreement.

14. RIGHT TO AUDIT

During the term of this Agreement, Distributor agrees to keep all usual and proper records in regard to its distribution and marketing of the Products. Visio may cause an audit to be made of Distributor's records in order to verify any statements issued by Distributor and to confirm Distributor's strict compliance with the terms of this Agreement. Any audit conducted by Visio shall be conducted during normal business hours in a manner so as to not unreasonably interfere with Distributor's business. Visio shall pay all costs associated with such audit unless the audit discloses that Distributor has materially violated any of the terms of this Agreement, including but not limited to an audit which reveals that fees paid by Distributor to Visio under Section 5 of this Agreement for any quarter are less than ninety-five percent (95%) of what should have been paid by Distributor for such quarter, in which event the costs of such audit shall be borne entirely by Distributor, in addition to and without limitation of any right or remedy Visio may have. Prompt payment of any amount found due and owing Visio, including audit fees and expenses due Visio under this Section 14, shall be made by Distributor upon demand by Visio.

15. COMPLIANCE WITH LAWS AND GOVERNMENT REGULATIONS

         (a) Distributor shall at its own expense obtain and maintain any and all governmental approvals required in the Territory for the performance of the terms and conditions of this Agreement. Distributor warrants and represents that the Products may be imported into the Territory under the current laws of the Territory.

         (b) Distributor shall provide Visio with copies of any and all governmental approvals and registrations that it obtains in regard to this Agreement and the Products.

         (c) If any necessary governmental approvals are not or cannot be obtained within a reasonable time and in a form and substance satisfactory to Visio, Visio may terminate this Agreement and upon receipt of notice of termination by Distributor, this Agreement shall be null, void and of no effect.


[*] Confidential Treatment Requested     - 12 -       ASG Distribution Agreement
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
16. RELATIONSHIPS BETWEEN PARTIES

All products supplied to Distributor hereunder shall be purchased by Distributor for its own account at its own risk and resold only in accordance with the terms hereof. Visio and Distributor are independent contractors and are not, and shall not represent themselves as principal and agent or joint venturers. Distributor shall act as a principal on its own behalf and has no legal power or authority, expressed or implied, to act for or obligate Visio in any manner.

17. PROPRIETARY RIGHTS

         (a) The parties agree not to disclose to any third party any confidential information concerning the Products or any information of a confidential nature about Visio. Distributor acknowledges that Visio retains all copyrights and other proprietary rights to the Products and Trademarks, and specifically Distributor obtains only the rights to the Products specifically granted in Section 2 hereof. Distributor shall not reverse engineer, nor shall Distributor permit any third party to reverse engineer, any of the Products.

         (b) Distributor shall transfer no Product to a Customer unless (I) such Product is packaged in such a way that the opening of the package by the Customer obligates the Customer to comply with Visio's terms and conditions for sale, or (ii) Distributor shall have obtained from the Customer prior to such transfer a signed copy of the Software License Agreement, as such may be amended from time to time by Visio, signed copies of which, with respect to each such Customer, shall be furnished to Visio. Upon any amendment of the Software License Agreement, Visio shall notify Distributor of such amendment and shall furnish Distributor with a copy of the amended Software License Agreement.

18. DURATION

This Agreement shall commence upon the execution of this Agreement by both parties and shall terminate on December 31, 1997, unless earlier terminated by either party, whereupon all rights and obligations of the parties hereunder shall cease, except the obligations of Sections 11,12,13,14, 17, 18, 19, 20, and 21(a), (e) and (k) hereof and any other rights or obligations which survive the termination hereof.

19. TERMINATION

This agreement may be terminated as follows:

         (a) Automatically in the event the other party becomes insolvent or bankrupt, makes an assignment for the benefit of creditors, ceases to function as an ongoing concern and conduct its operations in the normal course of business or has a trustee or receiver appointed for it.

         (b) By Distributor upon written notice to Visio, if Visio has breached the terms of this Agreement in any material respect and fails to cure such


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
                  breach within sixty (60) days after Visio's receipt of written notice of such default.

         (c) By Visio upon written notice to Distributor, in the event Distributor breaches any of its obligations contained herein, including without limitation the obligation to meet the key performance measures as set forth in this Agreement. Termination for failure to pay any money due hereunder shall be effective ten (10) days after notice of termination to Distributor, if Distributor's payment defaults have not then been cured prior to the end of such ten (10) days. In all other cases, termination shall be effective thirty (30) days after notice of termination to Distributor if Distributor's defaults have not then been cured prior to the end of such thirty (30) days. The rights and remedies of Visio provided in this Section 19 shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

20. EFFECT OF TERMINATION

Upon any termination or expiration of this Agreement for any reason:

         (a) Visio, at its option, may repurchase any or all Products then in Distributor s possession which are in their original packaging, undamaged, and are shown on Visio's then current product List, at a price not greater than the price paid by Distributor for such Products. Upon receipt of any Products so repurchased from Distributor, Visio shall issue an appropriate credit to Distributor's account.

         (b) The due date of all outstanding invoices to Distributor for Products shall automatically be accelerated to become due and payable by immediate wire transfer on the effective date of termination, even if longer terms have been previously agreed to. All orders or portions thereof remaining un-shipped as of the effective date of termination shall automatically be canceled.

         (c) For a period of one (1) year after the date of termination, Distributor shall make available to Visio for inspection and copying all books and records of Distributor that pertain to Distributor's performance under and compliance with its obligations, warranties and representations under this Agreement.

         (d) Distributor shall forthwith cease all use of Trademarks, and will not use any mark which is confusingly similar to any Trademark of Visio.

         (e) Distributor shall return all Visio marketing literature and materials to Visio.

         (f) Neither Visio nor Distributor shall be liable to the other for damages of any kind, including incidental or consequential damages on account of the termination of this Agreement for any reason.


[*] Confidential Treatment Requested     - 14 -       ASG Distribution Agreement
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

         (g) Distributor will immediately cease all representations that it is a Visio Distributor.

         (h) Neither party will be entitled to any reimbursement in any amount for any training, market development, investments or other costs expended by either party before the termination of this Agreement, or other payment as an indemnity or compensation for termination, regardless of the reason for, or method of, termination of this Agreement.

21.  MISCELLANEOUS

         (a)  Notice

              All notices or reports permitted or required under this Agreement must be in writing and must be delivered by personal delivery, telegram, facsimile transmission or by certified or registered mail (or airmail if international), return requested receipt, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment or receipt of electronic transmission. Notices shall be sent to the address set forth above or to such other address as either party may specify in writing. All notices to Visio shall be sent to its President.

         (b)  Force Majeure

              Neither party will be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, or any other similar cause which is beyond the reasonable control of such party.

         (c)  Waiver

              The failure of either party to require performance by the other party of any provision hereof will not affect the full right to require such performance at any time thereafter nor will the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

         (d)  Severability

              In the event that any provision of this Agreement is found to be unenforceable or invalid under any applicable law or is so held by a court of competent jurisdiction, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision will be changed and interpreted so as to

[*] Confidential Treatment Requested      - 15 -      ASG Distribution Agreement
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
              accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decision.

         (e)  Attorneys' Fees; Governing Law

              In the event an action is commenced to enforce a party's rights under this Agreement, the prevailing party in such action shall be entitled to recover its actual costs and reasonable attorneys' fees. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Washington, USA, without reference to its rules relating to choice of law, except to the extent preempted by the laws of the United States of America which will then apply, and Distributor hereby consents to venue in and jurisdiction of the state and federal courts sitting in the State of Washington, USA. Distributor agrees that any lawsuit arising hereunder brought by Distributor shall be brought in either the state or federal courts sitting in King County, State of Washington, USA. Notwithstanding anything to the contrary in this Agreement, Visio shall have the right to elect in its sole discretion the forum for any law suit arising hereunder brought by Visio.

         (f)  Headings

              The Section headings appearing in the Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent hereof, and in no manner affect this Agreement.

         (g)  Amendments

              The parties agree that this Agreement may be amended by written agreement of the parties hereto.

         (h)  Counterparts

              This Agreement may be signed in two (2) or more counterparts, each of which shall be deemed to be an original, but which together will form a single Agreement as if both parties had executed the same document.

         (i)  Authority

              Each party warrants that (I) it has full power and authority to enter into and perform its obligations under this Agreement, (ii) this Agreement has been duly authorized by and is binding and enforceable upon such party, and (iii) the person signing this Agreement on that party's behalf has been duly authorized and empowered to enter into this Agreement.

[*] Confidential Treatment Requested      - 16 -      ASG Distribution Agreement
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
              Each party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by it.

         (j)  Approvals

              In each case where approvals or consents of either party are required under this Agreement, such approvals or consents shall not be unreasonably withheld.

         (k)  Indemnification

              Distributor hereby agrees to defend, indemnify and hold harmless Visio and its employees, officers and directors from and against any and all claims, demands, causes of action, damages, losses, expenses and liabilities (including without limitation, attorneys' fees, actual litigation costs, and settlement costs) arising out of or in any way connected with any breach by Distributor of any of the terms of this Agreement.

         (l)  Assignment

              This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Distributor may not assign, nor attempt to assign, its rights or obligations under this Agreement in any way without the prior written consent of Visio.

         (m)  Compliance With Anti-Boycott Laws

              Distributor shall at all times during the term of this Agreement comply with U.S. Anti-Boycott laws. Such compliance means, without limitation, that Distributor shall not provide information, refuse to do business, require any third parties to refuse to do business, make or cause third parties to make discriminatory employment decisions, or knowingly agree to take any of the foregoing actions, with intent to comply with, further or support a boycott not sanctioned by the U.S. Government (except as set forth in 14 C.F.R. Part 769.3). Distributor shall report to Visio any request that Distributor is required to report to the U.S. Department of Commerce under 15 C.F.R. Part 769.6, and shall provide Visio with a copy of any information or document that it submits in response to such a reportable request. Distributor shall be solely responsible for and shall indemnify, defend, and hold harmless Visio in connection with any liability and costs that Distributor or Visio incurs as a result of any violation by Distributor of U.S. Anti-Boycott

[*] Confidential Treatment Requested      - 17 -      ASG Distribution Agreement
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
              laws.

         (n)  Export of Product

              Distributor agrees that it does not intend to and will not knowingly, without prior written consent, if required, of the Office of Export Administration of the United States Department of Commerce, Washington D.C. 20230, directly or indirectly, export or transmit any Product or direct data therefrom to any country that is subject to U.S. export restrictions (currently including, but not necessarily limited to, Cuba, Iraq, Libya, Montenegro, Serbia, and North Korea) and any group Q, S, W, Y, or Z country specified in Supplement No. l to Section 770 of Export Administration Regulation issued by the U.S. Department of Commerce or to any other country to which such export or transmission is restricted by such regulations or applicable statutes.

         (o)  Government Licenses

              Any Product which Distributor licenses or acquires under this Agreement for or on behalf of the United States of America, its agencies, instrumentalities, or agents ("U.S. Government") is provided to Distributor with RESTRICTED RIGHTS and shall be provided to the U.S. Government with RESTRICTED RIGHTS. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (C)(l)(ii) of the Rights in Technical Data and Computer Software clause at DFARS, 48 C.F.R. 52.227-7013 or subparagraphs (C)(l) and (C)(2) of the Commercial Computer Software--Restricted Rights clause at FAR, 48 C.F.R. 52.227-19. Distributor shall comply with any requirements of the Government to obtain such RESTRICTED RIGHTS. Contractor/manufacturer is Visio Corporation/520 Pike Street/Suite 1800/Seattle, Washington 98101-4001, USA.

         (p)  Entire Agreement

              This Agreement (including the Exhibits) sets forth the entire understanding and agreement of the parties as to the matters covered hereby. This Agreement supersedes any prior or collateral agreements, including that certain Distribution Agreement dated as of January 1, 1995 and amended March 8, 1996 between ASCII Corporation and Visio, with respect to the matters covered by this Agreement.

[*] Confidential Treatment Requested      - 18 -      ASG Distribution Agreement
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
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.

Visio Corporation                                  ASCII Something Good, Inc.
ASCII Something Good, Inc.

By   /s/ Marty Chilberg                            By   /s/ Keiichi Sakamoto
   -----------------------------------                ----------------------------------

   Marty Chilberg                                     Keiichi Sakamoto
--------------------------------------             -------------------------------------
Name (Print)                                       Name (Print)

   Vice President                                     President
--------------------------------------             -------------------------------------
Title                                              Title

   September 25, 1996                              October 3, 1996
--------------------------------------             -------------------------------------
Date                                               Date


Visio International, Ltd.

By   /s/ Marty Chilberg
   -----------------------------------
   Marty Chilberg
--------------------------------------
Name (Print)

   Director
--------------------------------------
Title

 September 25, 1996
--------------------------------------
Date

[*] Confidential Treatment Requested      - 19 -      ASG Distribution Agreement
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
                                    EXHIBIT A


                                 PRICE SCHEDULE


Purchase Price (per unit) from the Effective Date until March 31, 1997

------------------------------------------------------------------------
                                                             $ USD
------------------------------------------------------------------------
Visio v4.0J (retail)                                                [*]
------------------------------------------------------------------------
Visio Technical v4.1J (retail)                                      [*]
------------------------------------------------------------------------
Visio Technical v4.1J (upgrade)                                     [*]
------------------------------------------------------------------------



Purchase Price (per unit) from the Effective Date until June 30, 1997

------------------------------------------------------------------------
                                                             $ USD
------------------------------------------------------------------------
Visio v4.0J (license) 1, 10, 50                                     [*]
------------------------------------------------------------------------
Visio v4.0J (license) 100+                                          [*]
------------------------------------------------------------------------
Visio Technical v4.1J (license) 1, 10, 50                           [*]
------------------------------------------------------------------------
Visio Technical v4.1J (license) 100+                                [*]
------------------------------------------------------------------------



Purchase Price (per unit) from July 1, 1997 until December 31, 1997

------------------------------------------------------------------------
                                                             $ USD
------------------------------------------------------------------------
Visio v4.0J (license) 1, 10, 50                                     [*]
------------------------------------------------------------------------
Visio v4.0J (license) 100+                                          [*]
------------------------------------------------------------------------
Visio Technical v4.1J (license) 1, 10, 50                           [*]
------------------------------------------------------------------------
Visio Technical v4.1J (license) 100+                                [*]
------------------------------------------------------------------------


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
                                    EXHIBIT B


                                    PRODUCTS



Visio v4.0J (retail)
Visio v4.0J (license) 1, 10, 50
Visio v4.0J (license) 100+

Visio Technical v4.1J (retail)
Visio Technical v4.1J (upgrade)
Visio Technical v4.1J (license) 1, 10, 50
Visio Technical v4.1J (license) 100+


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
                                    EXHIBIT C


                                 SALES FORECAST




Key performance measures:

Forecast (number of units)

--------------------------------------------------------------------------------------------------------------------
               Product                     Quarter ended         Quarter ended       Quarter ended       Totals
                                         December 31, 1996      March 31, 1996       June 30, 1997
--------------------------------------------------------------------------------------------------------------------
Visio v4.0J (retail)                            [*]                   [*]                 [*]              [*]
--------------------------------------------------------------------------------------------------------------------
Visio v4.0J (license)                           [*]                   [*]                 [*]              [*]
--------------------------------------------------------------------------------------------------------------------
Visio Technical v4.1J (retail)                  [*]                   [*]                 [*]              [*]
--------------------------------------------------------------------------------------------------------------------
Visio Technical v4.1J (license)                 [*]                   [*]                 [*]              [*]
--------------------------------------------------------------------------------------------------------------------
Visio Technical v4.1J (upgrade)                 [*]                                                        [*]
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                Totals          [*]                   [*]                 [*]              [*]
--------------------------------------------------------------------------------------------------------------------


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
                                    EXHIBIT D


                             NONCOMPETITIVE PRODUCTS

The CARD for Windows. The GRAPH for Windows, CANDY for Windows, VOICE MOUSE, OLENS, VINCENT, Super JG, Super Kid, Midisoft STUDIO, PC Paintbrush, PHOTO FINISH, WingZ, CARD PRESS, 3-D PERS for Windows, 3-D PERS, CANDY, The CARD, Media Room, Music Magic, Presentation Partner, Music Mentor, Sound Impression, JAM TRAX, Audio Works, Media Browser, Media Works, Softkicker, SMART Sketch, DESK SONIC, CARD 3+ Graph, Z's STAFF KID, Calendar Creator, Key Note, FUDEOh, HOHSEI Fit, Letter Express, EIBUN Rescue (English Rescue), Motion Magic, Stmage, Vmaker, SANKAKU DENDEN, Power++, WinTutor, Internet Rescue, Web Pilot, Ninja, Ninja Filer


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
                                    EXHIBIT E


                        DISTRIBUTOR MARKETING COMMITMENT

Key Performance Measures:

Advertising
Distributor will create, produce, and employ advertisements as follows:

-----------------------------------------------------------------------------------------------
         Advertising          Oct. 1996           Nov. 1996     Dec. 1996   Jan. 1997
-----------------------------------------------------------------------------------------------
Visio v4.0J                   [*]
-----------------------------------------------------------------------------------------------
Visio Technical v4.1J         [*]                     [*]             [*]         [*]
-----------------------------------------------------------------------------------------------


Visio v4.0J Advertising Media Schedule (number of pages) Sept. 1996 - June 1997

------------------------------------------------------------------------------------------------------------
Magazine                 Sept.  Oct.   Nov.   Dec.    Jan.   Feb.   Mar.    Apr.   May    June   Number
                         1996   1996   1996   1996    1997   1997   1997    1997   1997   1997    of Pages
------------------------------------------------------------------------------------------------------------
[*]                             [*]                                 [*]                          [*]
------------------------------------------------------------------------------------------------------------
[*]                             [*]                          [*]                                 [*]
------------------------------------------------------------------------------------------------------------
[*]                      [*]                  [*]                   [*]                          [*]
------------------------------------------------------------------------------------------------------------
[*]                      [*]                                                [*]           [*]    [*]
------------------------------------------------------------------------------------------------------------
[*]                                                          [*]                                 [*]
------------------------------------------------------------------------------------------------------------
[*]                                    [*]                                                       [*]
------------------------------------------------------------------------------------------------------------
[*]                      [*]           [*]                                         [*]           [*]
------------------------------------------------------------------------------------------------------------
[*]                      [*]           [*]    [*]     [*]    [*]    [*]     [*]    [*]           [*]
------------------------------------------------------------------------------------------------------------
[*]                      [*]                          [*]           [*]            [*]           [*]
------------------------------------------------------------------------------------------------------------
[*]                                           [*]            [*]                          [*]    [*]
------------------------------------------------------------------------------------------------------------
[*]                             [*]                   [*]                   [*]                  [*]
------------------------------------------------------------------------------------------------------------
             Total Pages [*]    [*]    [*]    [*]     [*]    [*]    [*]     [*]    [*]    [*]    [*]
------------------------------------------------------------------------------------------------------------

Visio Technical v4.1J Advertising Media Schedule (number of pages) Sept. 1996 - June 1997

------------------------------------------------------------------------------------------------------------
Magazine                 Sept.  Oct.   Nov.   Dec.    Jan.   Feb.   Mar.   Apr.    May    June   Number
                         1996   1996   1996   1996    1997   1997   1997   1997    1997   1997    of Pages
------------------------------------------------------------------------------------------------------------
[*]                             [*]                                 [*]                          [*]
------------------------------------------------------------------------------------------------------------
[*]                                    [*]                                 [*]                   [*]
------------------------------------------------------------------------------------------------------------
[*]                                           [*]                                  [*]           [*]
------------------------------------------------------------------------------------------------------------
[*]                                                   [*]                                 [*]    [*]
------------------------------------------------------------------------------------------------------------
[*]                                    [*]                   [*]                                 [*]
------------------------------------------------------------------------------------------------------------
             Total Pages        [*]    [*]    [*]     [*]    [*]    [*]    [*]     [*]    [*]    [*]
------------------------------------------------------------------------------------------------------------

Marketing Collateral:

Distributor will create, produce and employ the following marketing collateral:
1.   [*]
2.   [*]
3.   [*]
4.   [*]
5.   [*]
6.   [*]
7.   [*]


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
                                    EXHIBIT F


                 VISIO TECHNICAL 4.1J PRODUCT LAUNCH ACTIVITIES


Distributor commits to the following activities related to the launch of Visio Technical 4.1J in October 1996:

1. Organize and assist Visio with a series of interviews and product demonstrations with the press, planned for October 14, 15 and 16, 1996.

2. Organize and assist Visio with a series of meetings and product demonstrations with key distributors including [*] and with resellers including [*], planned for October 14, 15 and 16, 1996.

3. Create, produce and mail [*] upgrade mailers to the Visio registered user and Visio prospect base, to be completed by October 31, 1996.


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
                                    EXHIBIT G


                CUSTOMER SERVICE AND TECHNICAL SUPPORT ACTIVITIES

Customer Service:

Distributor shall handle the following types of service requests:
         1.    Replacement product diskettes
         2.    Product literature
         3.    Dealer location information
         4.    Fulfillment of special offers and promotions
         5.    Tracking customer information requests
         6.    Maintaining product registrations and the customer database



Technical Support:

Distributor will provide Visio product customers with high quality technical support via phone and fax to the registered user base. Distributor shall provide the following to Visio (in both Seattle and Dublin):
         1.    Customer name and address details on a monthly basis
         2.    24-hour response to customer technical support queries
         3. Technical support metrics (number of calls, and hold and abandonment rate) on a monthly basis
         4.    Customer feedback

Distributor shall track all technical support queries by customer and shall inform Visio (Dublin) of any issues which could not be resolved.


[*] Confidential Treatment Requested      - 26 -      ASG Distribution Agreement
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